Exhibit 10.76

                                      NOTE

$5,150,000.00                                                      Dallas, Texas
                                                                   July 28, 2014

     FOR VALUE RECEIVED, the undersigned, Baron Production LLC, a Texas limited liability company (the "Borrower"), hereby unconditionally promises to pay to Petro Capital Energy Credit, LLC, a Texas limited liability company (the "Lender") or its registered assigns at the office of the Administrative Agent specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of
(a) FIVE MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($5,150,000), or, if less, (b) the sum of the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.01 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such payment office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Loan.

     This Note (a) is one of the Notes referred to in the Credit Agreement dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Baron Energy, Inc., a Nevada corporation, the several lenders from time to time parties thereto and Petro Capital Energy Credit, LLC, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of acceleration, notice of intent to accelerate and all other notices of any kind.
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     Unless otherwise defined herein,  terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

                                   BARON PRODUCTION LLC

                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------

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                                                              Schedule A to Note

                          LOANS AND REPAYMENTS OF LOANS

                           Amount of
         Amount of       Principal of        Unpaid Principal         Notation
Date       Loans         Loans Repaid        Balance of Loans          Made By
----       -----         ------------        ----------------          -------





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